Exhibit 99.1
 Liquidity Forecast as of April 2023

 Disclaimer  2  This presentation contains highly confidential information and is solely for informational purposes. You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You and your affiliates and agents must hold this presentation and any oral information provided in connection with this presentation, as well as any information derived by you from the information contained herein, in strict confidence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this presentation, please delete and destroy all copies immediately.   This presentation is “as is” and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy and completeness of such information for purposes of this presentation. Neither we nor any of our affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this presentation or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this presentation and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this presentation. Past performance does not guarantee or predict future performance.   This presentation contains Revlon, Inc.’s (the “Company”) preliminary estimates of certain financial results for the three months ended March 31, 2023, based on currently available information. The Company has not yet finalized its results for this period and its consolidated financial statements as of and for the quarter ended March 31, 2023 are not currently available. The Company's actual results remain subject to the completion of the quarter-end closing process, which includes review by management and the Company's board of directors, including the audit committee. While carrying out such procedures, the Company may identify items that require it to make adjustments to the preliminary estimates of its results set forth herein. As a result, the Company's actual results could be different from those set forth herein and the differences could be material. Additionally, the Company's estimates are forward-looking statements based solely on information available to it as of the date of hereof and may differ from actual results and such differences may be material. Therefore, a reader should not place undue reliance on these preliminary estimates of the Company's results. The preliminary estimates of the Company's results included herein have been prepared by, and are the responsibility of, the Company's management. The Company's independent auditors have not audited, reviewed or compiled such preliminary estimates of the Company's results. Accordingly, KPMG LLP expresses no opinion or any other form of assurance with respect thereto.  This presentation contains certain non-GAAP financial measures which the Company uses as performance measures. These non-GAAP financial measures are reconciled herein to their respective most directly comparable GAAP measure. These non-GAAP financial measures should not be considered in isolation or as a substitute for their most directly comparable as reported measure prepared in accordance with GAAP and, along with the other information set forth herein, should be read in conjunction with the Company’s financial statements and related footnotes thereto. Other companies may define such non-GAAP financial measures differently.   This presentation contains financial forecasts or projections (collectively, “Forecasts”) prepared by the Company. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to the Forecasts for the purpose of their inclusion in this presentation, and accordingly, the Company expresses no opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These Forecasts should not be relied upon as being necessarily indicative of future results. The Forecasts presented herein are provided solely for illustrative purposes, reflect the current beliefs of the Company as of the date hereof, and are based on a variety of assumptions and estimates which are subject to change. The Company assumes no obligation to update the Forecasts or information, data, models, facts or assumptions underlying the foregoing in this presentation.  This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This presentation does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This presentation is not a research report nor should it be construed as such.  Cautionary Language Regarding Forward Looking Statements   This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “might,” “will,” “would,” “could,” “should,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which, unless otherwise indicated herein, speak only as of the date of this presentation. The Company does not commit to updating or revising the forward-looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law.

 Preliminary Q1’23 Results  3

Preliminary Q1'23 Bridges Relative to Business Plan

(Unless otherwise noted, USD in millions at FY'23 F/X Rates)

Preliminary Q1'23 Gross Sales Relative to Business Plan[1]



$603
$10
$6
($11)
$608
Gross Sales (Business Plan)
Americas
EMEA
APAC
Gross Sales (Prelim. Act.)

- Gross sales for Preliminary Actual Q1'23 marginally favorable to Business Plan Q1'23 (~0.9%)

Preliminary Q1'23 Recurring EBITDA Relative to Business Plan



$50
($4)
$2
$30
($1)
$77
Recurring EBITDA (Business Plan)
Gross Margin
Distribution
SG&A (exc. Stock Comp & D&A)
All Other
Recurring EBITDA (Prelim. Act.)

- Net sales for Preliminary Actual Q1'23 favorable to Business Plan Q1'23 (~1.4%)

4

REVLON

(1) Forecast included in December 19th, 2022 8-K Filing ("Business Plan")

 Q1’23 Variance (at ’23 Budget FX Rates)  Preliminary Q1’23   5  (Unless otherwise noted, USD in millions at FY’23 F/X Rates)

 Liquidity Update  6

Post-Emergence Liquidity Bridge[1]

(Unless otherwise noted, USD in millions)

Projected liquidity at emergence prior to application of the Excess Liquidity[2] is **~$241MM** in the April forecast update ("April Forecast") (~$49MM lower vs. March Forecast[3])



Decrease in Liquidity of ~$(49)MM
$290
($44)
($60)
($50)
$26
$75
$4
$241
Emergence Liquidity (March Fcst)
Borrowing Base
Exit ABL Availability Blockers
FABTL Commitment
Pre-Emergence Liquidity
Upsized New TL Debt
Commitment Fees
Emergence Liquidity (April Fcst)

Projected Emergence Liquidity[4]: March Forecast	**$290**	
(–) Borrowing Base	(44)	Loss of Borrowing Base from removal of first-in, last-out facility ("FILO") availability
(–) Exit ABL Availability Blockers	(60)	Expected availability blockers
Sources & Uses:		
(–) FABTL Commitment	(50)	Removal of foreign asset-backed term loan facility ("FABTL")
(+) Pre-Emergence Liquidity	26	Higher liquidity at emergence due to favorability from preliminary Q1'23 actuals
(+) Upsized New TL Debt	75	Increase in new term loan debt
(+) Commitment Fees	4	Removal of commitment fee on FILO (2.5%) and FABTL (5%)
Subtotal: Change in Sources & Uses	**54**	
Projected Emergence Liquidity[5]: April Forecast	**$241**	

(1) Projections assume an April 28th emergence date
(2) As defined in the terms and provisions in the Plan of Reorganization
(3) April 3rd filing of 8-K disclosing the liquidity forecast as of March 2023
(4) Includes $670MM of equity rights offering; assumed to be paid down to $665MM after application of Excess Liquidity
(5) Includes $670MM of equity rights offering (no paydown from Excess Liquidity)

7

REVLON

Post-Emergence Liquidity (through FY’24)  8  (Unless otherwise noted, USD in millions)  March Forecast  Post-emergence liquidity is represented below under the following scenarios:  April Forecast

 9  Liquidity Bridge through FY’26  (Unless otherwise noted, USD in millions)  Reflects change ~$54MM change in Sources and Uses on page 8, plus $6MM paydown in equity rights offering in March forecast

 Appendix: Supporting Forecast Detail  10

 Sources & Uses – March Forecast  11  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on 6/30/2022 spot)  Notes  Pre-Emergence Cash: Est. cash balance prior to Emergence  2016 Settlement Payments: Includes cash settlement payment and professional fees payable to 2016 lenders  Accrued & Unpaid Professional Fees: Includes estimated transaction / success fees payable at emergence  Other Restructuring Items: Amount reflects estimated other restructuring costs expected to be paid at Emergence  Debt Paydown: Reflects repayments of debtor-in-possession financing (including term loan and ABL), Term B-1 Loans(2) (including make-whole payment), and prepetition FILO  Accrued & Unpaid Interest: Estimate at Emergence  Repayment & Transaction Fees: Exit fees per the DIP credit agreements and estimated transaction fees on new debt  Post-Emergence Cash: Reflect post-emergence cash assumption  Includes $670MM of ERO; assumed to be paid down to $665MM after application of Excess Liquidity  As defined in the BrandCo credit agremeent, dated as of May 7, 2020

 Sources & Uses – April Forecast  12  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on 6/30/2022 spot)  Notes  Pre-Emergence Cash: Est. cash balance prior to Emergence  2016 Settlement Payments: Includes cash settlement payment and professional fees payable to 2016 lenders  Accrued & Unpaid Professional Fees: Includes estimated transaction / success fees payable at emergence  Other Restructuring Items: Amount reflects estimated other restructuring costs expected to be paid at Emergence  Debt Paydown: Reflects repayments of debtor-in-possession financing (including term loan and ABL), Term B-1 Loans(1) (including make-whole payment), and prepetition FILO  Accrued & Unpaid Interest: Estimate at Emergence  Repayment & Transaction Fees: Exit fees per the DIP credit agreements and estimated transaction fees on new debt  Post-Emergence Cash: Reflect post-emergence cash assumption  As defined in the BrandCo credit agremeent, dated as of May 7, 2020

 13  Bruno’s Transaction Summary  Cash Tax Summary  Tax liabilities / associated cash payments relate only to FY’23–FY’26 tax liabilities  (Unless otherwise noted, USD in millions)  Below is a revised tax forecast from FY’23 – FY’26 based on the February 15, 2023 KPMG revised tax forecast and the Company’s revised payment assumptions:  Bruno’s Transaction Scenario:  Estimated cash tax payments through 2026 of ~$110MM  Estimated liabilities of ~$125MM, which are net of ~$47MM of mitigation savings

 14  April Forecast Detail  (Unless otherwise noted, USD in millions)  2023 Recurring EBITDA in the Business Plan was ~$313MM  2023 Recurring EBITDA in the April Forecast of ~$325MM reflects preliminary Q1’23 actuals  Note: Totals may not foot due to rounding

 Appendix: Non-GAAP Reconciliations  15

 Non-GAAP Reconciliation: Q1’23   16  (USD in millions)

 Non-GAAP Reconciliation: EBITDA - Operating Income  17  (USD in millions)  Note: Totals may not foot due to rounding